Exhibit 10.13.XIV

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENTS

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENTS dated as of June 30, 2004 (this “Amendment”) among G-P Receivables, Inc., as the seller (the “Seller”), Georgia-Pacific Corporation, as collection agent (the “Collection Agent”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), CRC Funding, LLC, as successor to Corporate Receivables Corporation (“CRC”), CAFCO, LLC, as successor to Corporate Asset Funding Company, Inc. (“CAFCO”), Gotham Funding Corporation (“Gotham”), SPARC, LLC, as successor to Special Purpose Accounts Receivable Cooperative Corporation (“SPARC” and, together with Blue Ridge, CRC, CAFCO and Gotham, the “Purchasers”), Canadian Imperial Bank of Commerce (“CIBC”), Citibank, N.A. (“Citibank”), The Bank of Tokyo-Mitsubishi, Ltd., New York Branch (“BTM”), Wachovia Bank, National Association (“Wachovia” and, together with CIBC, Citibank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”).

WITNESSETH

WHEREAS, the Seller, the Collection Agent, the Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Primary Purchase Agreement”);

WHEREAS, the Seller, the Collection Agent, the Secondary Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Secondary Purchase Agreement” and, together with the Primary Purchase Agreement, the “Agreements”); and

WHEREAS, the parties hereto desire to (i) effect a reallocation of the Pro Rata Shares, and waive certain provisions of Section 2.01(d) of the Primary Purchase Agreement in connection with such reallocation, (ii) terminate SPARC’s rights and obligations under the Primary Purchase Agreement, (iii) terminate CIBC’s rights and obligations under the Secondary Purchase Agreement and (iv) amend the Agreements in the manner and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Agreements.

SECTION 2. REALLOCATION OF PRO RATA SHARES UNDER PRIMARY PURCHASE AGREEMENT

(a) Notwithstanding the provisions of the first sentence of Section 2.01(d) of the Primary Purchase Agreement, the Pro Rata Shares of the Purchasers under the Primary Purchase Agreement shall be reallocated effective as of the Reallocation Effective Date (as defined in Section 7(b) hereof) as set forth in Section 5(b)(ii) hereof. Each of the Purchasers and the Secondary Purchasers expressly consents to such reallocation and waives compliance with the notice requirement set forth in the first sentence of Section 2.01(d) of the Primary Purchase Agreement. The parties further agree that any noncompliance with the provisions of the Agreements by virtue of the reallocation set forth above shall be deemed not to constitute a breach or default by the Seller under the Agreements, and that such reallocation shall be deemed to be permissible and effective in all respects and for all purposes under the Agreements.

(b) After giving effect to such reallocation, SPARC’s Aggregate Capital will exceed its Pro Rata Share of the Purchase Limit; therefore, as required by, and pursuant to, Section 2.01(d) of the Primary Purchase Agreement, on the Reallocation Effective Date, SPARC will transfer to each of the other Purchasers a Receivable Interest in the amount set forth below opposite such Purchaser’s name for a purchase price equal to such amount:

Purchaser	Receivable Interest
Blue Ridge	$43,534,536.84
CAFCO	$31,344,769.00
CRC	$20,896,919.00
Gotham	$26,121,453.50

Total	$121,897,678.34

(c) SPARC represents and warrants that it is the owner of the Receivable Interest being transferred by it, free and clear of any adverse claim created by SPARC.

(d) SPARC hereby agrees that it shall, at the request of any Purchaser, execute and deliver to the Administrative Agent such instruments and documents, and take all further actions, that may be necessary, or that such Purchaser may reasonably request, to perfect, protect or more fully evidence the Receivable Interest being transferred by SPARC to such Purchaser.

SECTION 3. REDUCTION OF SPARC’S PURCHASE LIMIT

(a) After giving effect to the receipt by SPARC of the aggregate purchase price for its Receivables Interest as set forth in Section 2(b) above, SPARC’s Purchase Limit will exceed its Aggregate Capital. The Seller hereby terminates in whole SPARC’s Purchase Limit, effective upon receipt by SPARC of such aggregate purchase price.

(b) Each Purchaser expressly consents to the termination of SPARC’s Purchase Limit set forth above and waives compliance with the notice requirement set forth in the first sentence of Section 2.01(b) of the Primary Purchase Agreement. The parties further agree that any noncompliance with the provisions of the Primary Purchase Agreement by virtue of the termination set forth above shall be deemed not to constitute a breach or default by the Seller under the Agreements, and that such termination shall be deemed to be permissible and effective in all respects and for all purposes under the Agreements.

(c) From and after the effectiveness of the termination of SPARC’s Purchase Limit set forth above, SPARC shall be released from all of its obligations under the Primary Purchase Agreement and shall relinquish all of its rights thereunder (other than such rights that expressly survive the termination of SPARC’s Purchase Limit and the right to receive Yield and its Pro Rata Share (before giving effect to this Amendment) of fees payable pursuant to the Fee Letter, if any, accrued through, but unpaid as of, the Reallocation Effective Date).

SECTION 4. REDUCTION OF CIBC’S COMMITMENT

(a) The Seller hereby terminates in whole CIBC’s Commitment, effective upon receipt by SPARC of the aggregate purchase price for its Receivables Interest as set forth in Section 2(b) above.

(b) Each Secondary Purchaser expressly consents to the termination of CIBC’s Commitment set forth above and waives compliance with the notice requirement set forth in the first sentence of Section 2.01(b) of the Secondary Purchase Agreement. The parties further agree that any noncompliance with the provisions of the Secondary Purchase Agreement by virtue of the termination set forth above shall be deemed not to constitute a breach or default by the Seller under the Agreements, and that such termination shall be deemed to be permissible and effective in all respects and for all purposes under the Agreements.

(c) From and after the effectiveness of the termination of CIBC’s Commitment set forth above, CIBC shall be released from all of its obligations under the Secondary Purchase Agreement and shall relinquish all of its rights thereunder (other than such rights that expressly survive the termination of CIBC’s Commitment and the right to receive its Pro Rata Share (before giving effect to this Amendment) of fees payable pursuant to the Fee Letter, if any, accrued through, but unpaid as of, the Reallocation Effective Date).

SECTION 5. AMENDMENTS TO PRIMARY PURCHASE AGREEMENT

(a) The following amendments to the Primary Purchase Agreement shall be effective on the Amendment Effective Date (as defined in Section 7(a) hereof):

(i) Section 1.01 of the Primary Purchase Agreement is hereby amended by deleting the definition “Average Maturity” in its entirety.

(ii) The definition “Liquidation Yield Reserve” in Section 1.01 of the Primary Purchase Agreement is hereby amended by deleting the words “Average Maturity” and inserting in replacement thereof the words “Portfolio Turnover Rate (Days)”.

(iii) Section 1.01 of the Primary Purchase Agreement is hereby amended by adding, in its proper alphabetical sequence, the definition “Portfolio Turnover Rate (Days)” as follows:

“Portfolio Turnover Rate (Days)” means, as of any date of determination, the result of (i) the Outstanding Balance of all Pool Receivables as of the last day of the Settlement Period most recently ended, divided by (ii) the aggregate amount of Pool Receivables generated during the prior Settlement Period, times (iii) the actual number of days in the Settlement Period most recently ended.

(iv) Section 6.06 of the Primary Purchase Agreement is hereby amended to read in its entirety as follows:

Section 6.06 Collection Agent Fee. The Collection Agent shall be paid a collection fee (the “Collection Agent Fee”) of 1% per annum on the average daily amount of the Outstanding Balance of all Pool Receivables payable monthly in arrears on each Settlement Date. The Collection Agent Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.04.

(v) Section 7.01(j) of the Primary Purchase Agreement is hereby amended to read in its entirety as follows:

(j) As of any Settlement Date, the Default Ratio shall exceed 7.0%, or the Delinquency Ratio shall exceed 10.0%, or the Loss-to-Liquidation Ratio shall exceed .50%, or the average of the Dilution Ratios for the immediately preceding three calendar months shall exceed 10.0%, or the Portfolio Turnover Rate (Days) for the related Settlement Period shall exceed 45 days; or

(b) The following amendments to the Primary Purchase Agreement shall be effective on the Reallocation Effective Date:

(i) The introductory paragraph of the Primary Purchase Agreement shall be amended to read in its entirety as follows:

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of December 19, 2001 among G-P RECEIVABLES, INC., a Delaware corporation (the “Seller”), GEORGIA-PACIFIC CORPORATION, a Georgia corporation (“Georgia-Pacific”), BLUE RIDGE ASSET FUNDING CORPORATION (“Blue Ridge”), CAFCO, LLC (“CAFCO”), CRC, LLC (“CRC”), GOTHAM FUNDING CORPORATION (“Gotham”) (each of Blue Ridge, CAFCO, CRC and Gotham and their respective successors and permitted assigns, individually, a “Purchaser” and, collectively, the “Purchasers”), and CITICORP NORTH AMERICA, INC. (“Citicorp”), as agent (the “Administrative

Agent”) for the Purchasers. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Article I hereof.

(ii) The definition “Pro Rata Share” in Section 1.01 of the Primary Purchase Agreement shall be amended to read in its entirety as follows:

“Pro Rata Share” means, for each Purchaser, the percentage set forth below opposite such Purchaser’s name, or such other percentage for such Purchaser as shall result from any reallocation in accordance with Section 2.01(d):

Blue Ridge	35.714%
CAFCO	25.714%
CRC	17.143%
Gotham	21.429%

(iii) The definition “Purchase Limit” in Section 1.01 of the Primary Purchase Agreement shall be amended by deleting the number “$900,000,000” from the first sentence thereof and inserting in replacement thereof the number “$700,000,000”.

(iv) The definition “Reference Banks” in Section 1.01 of the Primary Purchase Agreement shall be amended by deleting the words “Canadian Imperial Bank of Commerce,”.

(v) The definition “Related Secondary Purchaser” in Section 1.01 of the Primary Purchase Agreement shall be amended to read in its entirety as follows:

“Related Secondary Purchaser” means, with respect to each Purchaser set forth below, the Person set forth opposite its name, or, in the case of any Additional Secondary Purchaser under the Secondary Purchase Agreement, the Person specified as such Additional Secondary Purchaser’s Related Purchaser.

Blue Ridge	Wachovia Bank National, Association
CAFCO	Citibank, N.A.
CRC	Citibank, N.A.
Gotham	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch

(vi) The definition of “Secondary Purchasers” in Section 1.01 of the Primary Purchase Agreement shall be amended by deleting the words “Canadian Imperial Bank of Commerce,”.

(vii) Section 5.01(s) of the Primary Purchase Agreement shall be amended to read in its entirety as follows:

(s) Loans. The Seller shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of Debt, acquisition of the business or assets, or otherwise) in, any Person.

(viii) The third sentence of Section 6.02(b) of the Primary Purchase Agreement shall be amended by deleting the words “Canadian Imperial Bank of Commerce,”.

SECTION 6. AMENDMENTS TO SECONDARY PURCHASE AGREEMENT

(a) The following amendments to the Secondary Purchase Agreement shall be effective on the Amendment Effective Date:

(i) Section 6.06 of the Secondary Purchase Agreement is hereby amended to read in its entirety as follows:

Section 6.06 Collection Agent Fee. The Collection Agent shall be paid a collection fee (the “Collection Agent Fee”) of 1% per annum on the average daily amount of the Outstanding Balance of all Pool Receivables payable monthly in arrears on each Settlement Date. The Collection Agent Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.04.

(b) The following amendments to the Secondary Purchase Agreement shall be effective on the Reallocation Effective Date:

(i) The introductory paragraph of the Secondary Purchase Agreement shall be amended to read in its entirety as follows:

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of December 19, 2001 among G-P Receivables, Inc., a Delaware corporation (the “Seller”), GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Collection Agent”), CITIBANK, N.A. (“Citibank”), THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH (“BTM”), WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”) (each of Citibank, BTM and Wachovia, individually, a “Secondary Purchaser” and, collectively, the “Secondary Purchasers”) and CITICORP NORTH AMERICA, INC. (“Citicorp”), as agent (the “Administrative Agent”) for the Secondary Purchasers. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Article I hereof.

(ii) The definition of “Commitment” in Section 1.01 of the Secondary Purchase Agreement shall be amended by deleting the number “$900,000,000” from the first sentence thereof and inserting in replacement thereof the number “$700,000,000”.

(iii) The definition of “Reference Banks” in Section 1.01 of the Secondary Purchase Agreement shall be amended by deleting the word “CIBC,”.

(iv) The definition of “Related Purchaser” in Section 1.01 of the Secondary Purchase Agreement shall be amended in its entirety to read as follows:

“Related Purchaser” means, with respect to each Purchaser set forth below, the Person set forth opposite its name, or, in the case of any Additional Purchaser under the Primary Purchase Agreement, the Person specified as such Additional Purchaser’s Related Purchaser.

Blue Ridge	Wachovia Bank, National Association
CAFCO	Citibank, N.A.
CRC	Citibank, N.A.
Gotham	The Bank of Tokyo-Mitsubishi, Ltd., New York Branch

(v) Section 6.02(b) of the Secondary Purchase Agreement shall be amended by deleting the word “CIBC,” in the third sentence thereof.

SECTION 7. EFFECTIVE DATE.

(a) The amendments to the Agreements set forth in Sections 5(a) and 6(a) hereof shall be effective on the first date (such date, the “Amendment Effective Date”) on which the Administrative Agent shall have received the following:

(i) this Amendment, executed by each of the parties;

(ii) an amended to each Transfer Agreement executed by the Seller and each Originator, in form and substance reasonably satisfactory to the Purchasers, the Secondary Purchasers and the Administrative Agent;

(iii) favorable opinions of counsel for the Seller, each Originator and the Collection Agent as to such matters as the Purchasers, the Secondary Purchasers or the Administrative Agent may reasonably request and

(iv) such other certificates, documents or opinions as any Purchaser, any Secondary Purchaser or the Administrative Agent may reasonably request.

(b) The amendments to the Agreements set forth in Sections 5(b) and 6(b) hereof shall each be effective on the first date (such date, the “Reallocation Effective Date”) on which the Administrative Agent shall have received this Amendment, executed by each of the parties, and SPARC shall have received the aggregate purchase price for its Receivable Interest as set forth in Section 2(b) above.

SECTION 8. EXPENSES

The Seller and the Collection Agent jointly and severally agree to pay on demand all reasonable costs and expenses actually incurred in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Purchasers, the Secondary Purchasers and the Administrative Agent.

SECTION 9. EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 10. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. SEVERABILITY OF PROVISIONS

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12. CAPTIONS

The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 13. AGREEMENTS TO REMAIN IN FULL FORCE AND EFFECT

This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreement or document shall on and after the effective date of this Amendment be deemed to refer to the Agreements as amended hereby.

SECTION 14. NO PROCEEDINGS

Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, any Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes issued by such Purchaser shall have matured.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:	/s/ PHILLIP M. JOHNSON
Name:	Phillip M. Johnson
Title:	Vice President and Treasurer

GEORGIA-PACIFIC CORPORATION

By:	/s/ PHILLIP M. JOHNSON
Name:	Phillip M. Johnson
Title:	Vice President and Treasurer

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BLUE RIDGE ASSET FUNDING CORPORATION

By:	WACHOVIA CAPITAL MARKETS, LLC, as Attorney-In-Fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ EERO MAKI
Name:	Eero Maki
Title:	VP

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CRC FUNDING LLC

By:	CITICORP NORTH AMERICA, INC., as Attorney-In-Fact

By:	/s/ PATRICIA SCHAUPP
Name:	Patricia Schaupp
Title:	Vice President

CAFCO, LLC.

By:	CITICORP NORTH AMERICA, INC., as Attorney-In-Fact

By:	/s/ PATRICIA SCHAUPP
Name:	Patricia Schaupp
Title:	Vice President

CITIBANK, N.A.

By:	/s/ PATRICIA SCHAUPP
Name:	Patricia Schaupp
Title:	Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ PATRICIA SCHAUPP
Name:	Patricia Schaupp
Title:	Vice President

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SPARC, LLC

By:	/s/ JAMES W. LEES
Name:	James W. Lees
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ JAMES W. LEES
Name:	James W. Lees
Title:	Authorized Signatory

By:	/s/ ROBERT D. CASMO
Name:	Robert D. Casmo
Title:	Authorized Signatory

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GOTHAM FUNDING CORPORATION

By:	/s/ R. DOUGLAS DONALDSON
Name:	R. Douglas Donaldson
Title:	Treasurer

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH

By:	/s/ KAREN OSSOLINSKI
Name:	Karen Ossolinski
Title:	Authorized Signatory

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